Exhibit 10.1

McEWEN COPPER INC.
(the "Issuer")

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(COMMON SHARES)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page ii and sign where indicated with an "X".

2.	You must complete and sign Exhibit "A" - "Canadian Investor Questionnaire" that starts on page
A-1. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit "A" - "Canadian Investor Questionnaire" that starts on page A-1.

3.	Please make sure that your subscription includes:

(a)	a signed copy of this Subscription Agreement.

(b)	payment by certified cheque, money order, bank draft, wire transfer or other acceptable means in the amount of the Subscription Amount payable to "International Copper ULC (McEwen Copper Inc.)"

Subscription Procedure:
Completed Subscription Agreement and payment to be delivered to: McEwen Copper Inc. 150 King Street West, S. 2800 Toronto, ON M5H 1J9 Attention: Carmen Diges Email: cdiges@mcewenmining.com
Wire Transfer Instructions:

If paying by wire transfer, wire funds as follows:

Beneficiary Name: International Copper ULC (McEwen Copper Inc.)

Beneficiary Address: STE 2800, 150 KING ST W TORONTO, ON M5H 1J9

Beneficiary Account Number:

Beneficiary Bank and Address: ROYAL BANK OF CANADA 200 BAY ST TORONTO, ON M5J 2J5

SWIFT: ROYCCAT2

Bank Number: 003

Transit Number: 00002

Intermediary Bank and Address: JP MORGAN CHASE BANK NEW YORK, NEW YORK

SWIFT CODE: CHASUS33

ABA NUMBER: 021000021

SORT CODE //CC000300002

Reference: International Copper ULC (McEwen Copper Inc.) – subscription proceeds

- ii -

McEWEN COPPER INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from McEwen Copper Inc. (the "Issuer") the number of common shares in the capital of the Issuer (each, a "Common Share") on the terms set out in the Investor Term Sheet set out in Exhibit "B" that starts on page B-1. The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Common Shares" (the "Terms and Conditions").

Subscriber Information	Common Shares to be Purchased

Evanachan Limited	Number of Common Shares:	4,000,000
(Name of Subscriber)

	Subscription Amount:	US$ 40,000,000
X /s/ Robert R. McEwen	(the "Subscription Amount")

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

Robert R. McEwen

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

150 King St. West Suite 2800

(Subscriber's Address, including postal or zip code)

Toronto, ON M5H 1J9

647 258 0395

(Telephone Number)

rob@mcewenmining.com

(Email Address)

If the Subscriber is subscribing as an agent on behalf of a beneficial purchaser (check the appropriate box):

☐ the Subscriber is a trust company or trust corporation or a registered adviser acting on behalf of a fully managed account and deemed under applicable securities laws to be purchasing as principal, or

☐ the following information is true and correct and, as applicable, Exhibit "A" hereto has been completed for each beneficial purchaser:

       (Name of Beneficial Purchaser)

       (Address of Beneficial Purchaser)

       (Beneficial Purchaser's Telephone Number)

        (Beneficial Purchaser's E-Mail Address)

Register the Common Shares as set forth below:

RBC Dominion Securities ITF

(Name to Appear on Share Certificate)

(Account Reference, if applicable)

P.O. Box 50 Royal Bank Plaza, Toronto ON M5J 2W7

(Address, including postal or zip code)

Deliver the Common Shares as set forth below:

RBC Dominion Securities Inc.

(Attention - Name)

(Account Reference, if applicable)

200 Bay St. P.O. Box 88 Suite 3900 Toronto ON M5J 2J5

(Street Address, including postal or zip code – no PO Boxes permitted)

(Telephone Number)

- iii -

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "Agreement") as of the   20   day of    August    , 2021.

McEWEN COPPER INC.

Per:	/s/ Anna Ladd-Kruger
Authorized Signatory

TERMS AND CONDITIONS OF
SUBSCRIPTION FOR COMMON SHARES

1.	Subscription

1.1           On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Common Shares for the Subscription Amount shown on page ii of this Agreement (such subscription and agreement to purchase the Common Shares being the "Subscription") by way of a private placement offering (the "Offering"), and the Issuer agrees to sell the Common Shares to the Subscriber, effective upon the Closing Date.

1.2            On or prior to September 30, 2022, the Issuer will complete an initial public offering (IPO) on a recognized stock exchange in the USA or Canada, or alternatively a sale, merger, business combination or similar transaction whereby investors receive cash and/or securities of another company that are freely tradeable in exchange for their shares of the Company (the “Liquidity Event”).

1.3             If the Liquidity Event is not completed by September 30, 2022, investors shall receive an additional one (1) share of the Company for every ten (10) shares subscribed for pursuant to this Agreement for no additional consideration.

2.	Payment

2.1           The Subscription Amount must accompany this Subscription and be paid by a certified cheque, money order or bank draft drawn on a Canadian chartered bank or by wire transfer to the Issuer pursuant to the wire instructions provided by the Issuer in the Instructions to Subscriber on page i. The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the closing of the Offering (the "Closing").

2.2            The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page ii of this Agreement, or as otherwise directed by the Subscriber, in writing, to the Issuer, prior to the return of the Subscription Amount by the Issuer.

3.	Documents Required from Subscriber

3.1            The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	the Canadian Investor Questionnaire (the "Questionnaire") attached as Exhibit "A" that starts on page A-1, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Questionnaire; and

(c)	such other supporting documentation that the Issuer may request to establish the Subscriber's eligibility to participate in the Offering.

The Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2            As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings the Issuer may reasonably require or otherwise, may be required by any regulatory authorities or applicable laws.

4.	Conditions and Closing

4.1            The closing date (the "Closing Date") on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more purchasers (including the Subscriber) to complete delivery of the Common Shares to such purchaser(s) against payment therefor at any time on or prior to the Closing Date.

4.2            The Closing is conditional upon and subject to:

(a)	the Issuer having obtained any necessary approvals and consents for the Offering; and

(b)	the issue and sale of the Common Shares being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Common Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3             The Subscriber acknowledges that the original share certificates representing the Common Shares ("Certificates") will be held by the Issuer in the Issuer's minute book. The Issuer will deliver electronic copies of the Certificates to the Subscriber within seven business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3.1 hereof and the Issuer has accepted this Agreement.

5.	Acknowledgements and Agreements of the Subscriber

5.1            The Subscriber acknowledges and agrees that:

(a)	no prospectus has been filed by the Issuer with any securities commission or any other regulatory authority in connection with the issuance of the Common Shares;

(b)	the Subscriber has not received, nor has the Subscriber requested nor had any need to receive, or been provided with a prospectus, offering memorandum or any document purporting to describe the business and affairs of the Issuer which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Common Shares and that the Subscriber's decision, or, if applicable, the decision of others for whom the undersigned is contracting hereunder, to enter into this Agreement and to purchase the Common Shares from the Issuer is based entirely upon this Agreement and publicly available information concerning the Issuer and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Issuer;

(c)	the Issuer's constating documents contain restrictions on the transfer of the Common Shares, which provide that no Common Shares may be transferred without the prior approval of the board of directors of the Issuer;

(d)	the Issuer is not a "reporting issuer" as that term is defined in applicable Canadian securities laws, nor will it become a reporting issuer in any jurisdiction in Canada or elsewhere upon completion of the Offering and, as a result:

(i)	unless the Issuer becomes a reporting issuer at a later date, the Issuer will not be subject to the continuous disclosure requirements of any securities laws, including any requirement relating to the production and filing of audited financial statements or other financial information, and

(ii)	any applicable hold periods under applicable securities laws may never expire, and the Common Shares may be subject to restrictions on resale for an indefinite period of time;

(e)	the issuance of the Common Shares will be made pursuant to exemptions from the registration and prospectus requirements of applicable Canadian securities laws and therefore:

(i)	the Subscriber is restricted from using most of the civil remedies available under applicable securities laws,

(ii)	the Subscriber may not receive information about the Issuer that would otherwise be required to be provided to it under applicable securities laws,

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under applicable securities laws,

(iv)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares,

(v)	there is no government or other insurance covering the Common Shares, and

(vi)	there are risks associated with the purchase of the Common Shares, including that the Subscriber may lose the Subscriber's entire investment;

(f)	an investment in the Issuer is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Issuer and the Common Shares;

(g)	any subscription monies paid by the Subscriber for the Common Shares is being raised as "seed" or "risk" capital for the Issuer, which is in a speculative stage, and there is no market for the Common Shares whatsoever;

(h)	none of the Common Shares have been or will be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2) except in accordance with the provisions of Regulation S under the 1933 Act ("Regulation S"), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with any other applicable state, provincial and foreign securities laws;

(i)	the Issuer has not undertaken, and will have no obligation, to register any of the Common Shares under the 1933 Act or any other securities laws;

(j)	the Issuer will refuse to register the transfer of any of the Common Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act, and in each case will only register such transfer in accordance with applicable laws;

(k)	it will hold harmless the Issuer from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Agreement or the Questionnaire;

(l)	it and its advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Common Shares hereunder, and to obtain additional information, to the extent possessed or obtainable by the Issuer without unreasonable effort or expense;

(m)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at the Issuer's principal place of business, and all documents, records and books in connection with the distribution of the Common Shares hereunder have been made available by the Issuer for inspection by the Subscriber, its legal counsel and/or its advisor(s) if requested by the Subscriber;

(n)	any resale, assignment, transfer, hypothecation or pledge of any of the Common Shares by the Subscriber will be subject to: (i) resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee; and (ii) the Issuer's constating documents and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Common Shares;

(o)	it consents to the placement of a legend or legends on the Certificates and any other document evidencing any of the Common Shares setting forth the restrictions on transferability and sale thereof contained in this Agreement, including the following:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE CONSTATING DOCUMENTS OR UNANIMOUS SHAREHOLDER AGREEMENT OF THE COMPANY.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [insert Closing Date] AND (II) THE DATE THAT THE COMPANY BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.";

(p)	it has been advised to consult its own legal, tax and other advisors with respect to the Offering and the risks of an investment in the Common Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Common Shares hereunder, and

(ii)	any applicable resale restrictions;

(q)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Common Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber's acquisition or disposition of any of the Common Shares;

(r)	the Issuer is relying on one of the "Accredited Investor" exemption or the "Minimum Amount Investment" exemption from the prospectus requirements as set out in National Instrument 45-106 – Prospectus Exemptions ("NI 45-106") adopted by the Canadian Securities Administrators or subsection 73.4(2) of the Securities Act (Ontario), as applicable, which, among other restrictions, impose: (i) a transfer restriction on the Common Shares to the effect that, for so long as the Issuer is not a reporting issuer, the Common Shares are subject to restrictions on transfer that are contained in the Issuer's constating documents; and (ii) a requirement to legend the Certificates representing the Common Shares to reflect such transfer restriction;

(s)	there is no market for any of the Common Shares and no market for any of the Common Shares may ever exist;

(t)	the Issuer intends to grant a 1.25% net smelter return royalty in favour of McEwen Mining Inc. as provided for in Exhibit “B” to this Agreement, and the Subscriber agrees and accepts this term as a condition of the acceptance of its subscription by the Issuer; and

(u)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.	Representations and Warranties of the Subscriber

6.1            The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is resident in the jurisdiction set out on page ii of this Agreement;

(c)	if the Subscriber is resident outside of Canada:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the offer and sale of the Common Shares,

(ii)	the Subscriber is acquiring the Common Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to acquire the Common Shares under the applicable laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)	the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Common Shares,

(iv)	the acquisition of the Common Shares by the Subscriber does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv), above, to the satisfaction of the Issuer, acting reasonably;

(d)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(g)	the Subscriber has received and carefully read this Agreement;

(h)	the Subscriber acknowledges receipt of a copy of the unanimous shareholder agreement of the Issuer and acknowledges that it is a condition of becoming a shareholder of the Issuer that the Subscriber must become a party to such unanimous shareholder agreement;

(i)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the entire investment;

(j)	the Subscriber has made an independent examination and investigation of an investment in the Common Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber's decision to invest in the Common Shares and the Issuer;

(k)	the Subscriber is not an underwriter of, or dealer in, any of the Common Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Common Shares;

(l)	the Subscriber is not aware of any advertisement of any of the Common Shares and is not acquiring the Common Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Common Shares,

(ii)	that any person will refund the purchase price of any of the Common Shares, or

(iii)	as to the future price or value of any of the Common Shares; and

(n)	other than as provided in the term sheet attached as Exhibit “B” to this Agreement, there is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder's fee payable by the Issuer. If any person establishes a claim that any fee or other compensation is payable by the Issuer in connection with this subscription for the Common Shares, the Subscriber or any beneficial purchaser for whom the undersigned is acting covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

6.2             In this Agreement, the term "U.S. Person" has the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes: (i) any person in the United States; (ii) any natural person resident in the United States; (iii) any partnership or corporation organized or incorporated under the laws of the United States; (iv) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (v) any estate or trust of which any executor, administrator or trustee is a U.S. Person.

7.	Representations and Warranties will be Relied Upon

7.1            The Subscriber acknowledges that its representations and warranties contained herein and in the Questionnaire are made by it with the intention that such representations and warranties will be relied upon by the Issuer in determining the Subscriber's eligibility to purchase the Common Shares under applicable laws, or (if applicable) the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Common Shares under applicable laws. The Subscriber further agrees that, as at the Closing, it will be representing and warranting that its representations and warranties contained herein and in the Questionnaire are true and correct as at the Closing with the same force and effect as if they had been made by the Subscriber on the Closing, and that they will survive the purchase by the Subscriber of the Common Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Common Shares.

8.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

8.1         The Issuer hereby represents and warrants to the Subscriber (which representations and warranties will survive the Closing) that:

(a)	the Issuer is validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction;

(b)	on the Closing Date, the Issuer will have taken all corporate steps and proceedings necessary to approve the transactions contemplated under this Subscription Agreement, including its execution and delivery;

(c)	the Issuer has not received notice from any applicable regulatory authority that it is in default of any Securities Laws material to the Subscriber;

(d)	at the time of closing on the Closing Date, the Common Shares will be duly and validly created, authorized and issued; will be validly issued as fully paid as non-assessable Common Shares in the capital of the Issuer;

(e)	the issuance and sale of the Common Shares by the Issuer does not and will not constitute a breach of or default under the constating documents of the Issuer or any law, regulation, order or ruling applicable to the Issuer or any agreement, contract or indenture to which the Issuer is a party or by which it is bound; and

(f)	this Subscription Agreement, when signed by the Corporation, constitutes a binding and enforceable obligation of the Corporation, enforceable in accordance with its terms.

9.	Waiver

9.1         The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber may be entitled in connection with the distribution of any of the Common Shares.

10.	Pooling or Escrow of COMMON Shares and Power of Attorney

10.1       The Subscriber acknowledges that the Issuer is not currently a reporting issuer in any jurisdiction. If the Issuer completes an initial public offering that results in the Common Shares or other securities in the capital of the Issuer becoming listed on a stock exchange in Canada or the United States of America, or the Issuer completes a reverse takeover, statutory merger or amalgamation, arrangement, share exchange, business combination or other similar transaction which results in a class of shares of the issuer resulting from such transaction being listed (the "Resulting Issuer") on a stock exchange in Canada or the United States of America and the shareholders of the Issuer receiving such listed securities of the Resulting Issuer and/or cash in exchange for their Common Shares (in each case, a "Liquidity Event"), the Common Shares may be required to be pooled or escrowed, either at the request of the Issuer's selling agent or underwriter in connection with the Liquidity Event, or pursuant to the rules of any stock exchange, securities commission or other securities regulatory authority having jurisdiction, and the Subscriber agrees to sign any such pooling or escrow agreement and abide by any such restrictions as may be so imposed.

10.2       In furtherance of the covenant in Section 10.1, the Subscriber hereby irrevocably appoints the Chief Executive Officer or the President of the Issuer, as exists at the applicable time (in any case, the "President"), as the Subscriber's attorney-in-fact, and authorizes the President as the Subscriber's attorney-in-fact, with full power and authority in the Subscriber's place and stead, to approve and sign any pooling or escrow agreement, or any other document, on behalf of the Subscriber as the Issuer advises may be required to provide for pooling or escrow of the Common Shares, or the approval and completion of any Liquidity Event, as the case may be, in the event of a Liquidity Event or other transaction pursuant to which the Issuer may become listed, directly or indirectly, on any stock exchange. This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged by the Subscriber. This power of attorney and other rights and privileges granted hereunder will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Issuer may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the President pursuant to this power of attorney is authorized and binding on the Subscriber, without further inquiry. The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser on whose behalf it is contracting) agrees to be bound by any representations or actions made or taken by the President pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the President taken in good faith under this power of attorney.

11.	Collection of Personal Information

11.1       The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of any person on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (i) stock exchanges or securities regulatory authorities; (ii) the Issuer's registrar and transfer agent; (iii) Canadian tax authorities; (iv) authorities pursuant, among other legislation, to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); and (v) any other parties involved in the Offering, including the Issuer's Counsel. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of any other person on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Common Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the "Commissions"), certain personal information pertaining to the Subscriber, including the Subscriber's full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Common Shares purchased by the Subscriber, the total Subscription Amount paid, the prospectus exemption relied on by the Issuer and the date of distribution of the Common Shares;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)	in Ontario, the Administrative Support Clerk, Suite 1903, Box 55, 20 Queen Street West, Toronto ON, M5H 3S8, Telephone: (416) 593-3684 in the public official who can answer questions about the collection of personal information.

12.	Costs

12.1       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any legal counsel or tax or financial advisors retained by the Subscriber) relating to the purchase of the Common Shares will be paid by the Subscriber.

13.	Delivery of Subscription Agreement

13.1       The Issuer and the Issuer's Counsel will be entitled to rely on delivery by DocuSign or other means of electronic communication of an executed copy of this Agreement, and acceptance by the Issuer of such copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer's Counsel prior to or at Closing, the Issuer and the Issuer's Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at Closing as written herein, unaltered.

13.2       The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from, any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Issuer or the Issuer's Counsel in connection with the Subscription.

14.	Beneficial Subscribers

14.1       Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits and appendices hereto, will be treated as if made by the disclosed principal, if any.

15.	Governing Law

15.1       This Agreement and all matters related hereto or arising herefrom are governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Alberta in all matters related to, or arising from, this Agreement.

16.	Survival

16.1       This Agreement, including the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Common Shares by the Subscriber.

17.	Assignment

17.1       This Agreement is not transferable or assignable.

18.	Severability

18.1       The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.	Entire Agreement

19.1         Except as expressly provided in this Agreement and in the Questionnaire and any other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Issuer and the Subscriber with respect to the sale of the Common Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by or of the Issuer or any other person.

20.	Notices

20.1        All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including DocuSign, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page ii of this Agreement and notices to the Issuer will be directed to the address of the Issuer set forth on the first page of this Agreement.

21.	Counterparts and Electronic Means

21.1       This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by DocuSign or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

22.	Exhibits

22.1       The exhibits and appendices attached hereto form part of this Agreement.

23.	Indemnity

The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation, whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

Exhibit "A"

CANADIAN INVESTOR QUESTIONNAIRE

Capitalized terms used in this Canadian Investor Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the "Agreement") between the undersigned (or, if the undersigned is purchasing the Common Shares as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser) (in any case, the "Subscriber") and McEwen Copper Inc. (the "Issuer") to which this Exhibit "A" is attached.

In connection with the purchase by the Subscriber of the Common Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)	is acquiring the Common Shares as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions adopted by the Canadian Securities Administrators ("NI 45-106"));

(ii)	is resident in the jurisdiction set out as at the "Subscriber's Address" set out on page ii of the Agreement; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Common Shares.

In connection with the acquisition of the Common Shares, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I.     SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

the Subscriber is an "accredited investor" within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S)) (see certain guidance with respect to accredited investors that starts on page 19 below)

☐	(a)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(b)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),

☐	(c)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(d)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX "A" TO EXHIBIT A OF THIS QUESTIONNAIRE THAT STARTS ON PAGE A-9),

☐	(e)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(f)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST ALSO COMPLETE AND SIGN APPENDIX "A" TO EXHIBIT A OF THIS QUESTIONNAIRE THAT STARTS ON PAGE A-9),

☐	(g)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX "A" TO EXHIBIT OF THIS QUESTIONNAIRE THAT STARTS ON PAGE A -9),

☒	(h)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (h),

☐	(i)	an investment fund that distributes or has distributed its securities only to:

		(i)	a person that is or was an accredited investor at the time of the distribution,

		(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

		(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(j)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(k)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(l)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(m)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(n)	an entity organized in a foreign jurisdiction that is analogous to an entity referred to in paragraph (a) in form and function, or

☐	(o)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

II. SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT
(a)	the Subscriber is not an individual as that term is defined in applicable Canadian securities laws,
(b)	the Subscriber is purchasing the Common Shares as principal for its own account and not for the benefit of any other person,
(c)	the Common Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and
(d)	the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Common Shares.

DEFINITIONS

For the purposes of this Questionnaire and Appendix "A" attached to this Questionnaire:

(a)       "control person" means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an Issuer to affect materially the control of the Issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an Issuer to affect materially the control of the Issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an Issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Issuer;

(b)       "director" means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(c)       "eligibility adviser" means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the Issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the Issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)       "executive officer" means, for an Issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the Issuer;

(e)       "financial assets" means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(g)	"founder" means, in respect of an Issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the Issuer;

(h)	"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(i)	"individual" means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j)	"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(k)	"jurisdiction" or "jurisdiction of Canada" means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	"non-redeemable investment fund" means an Issuer:

(i)       whose primary purpose is to invest money provided by its securityholders,

(ii)       that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an Issuer, other than an Issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any Issuer in which it invests, other than an Issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)       that is not a mutual fund;

(m)       "person" includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(n)       "related liabilities" means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets; and

(o)       "spouse" means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of sections (a) and (d) above, "financial assets" means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber's personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude "related liabilities", meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual's spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

•	physical or constructive possession of evidence of ownership of the financial asset;

•	entitlement to receipt of any income generated by the financial asset;

•	risk of loss of the value of the financial asset; and

•	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in section (a) above because section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either sections (a) or (d) above.

Net Assets

For the purposes of section (c) above, "net assets" means all of a subscriber's total assets minus all of the subscriber's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber's personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber's personal residence.

To calculate a subscriber's net assets under the net asset test, subtract the subscriber's total liabilities from the subscriber's total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Issuer.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)	a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)	a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)	a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Net Assets

For the purposes of section (a) above, "net assets" means all of the subscriber's total assets minus all of the subscriber's total liabilities. The minimum net asset threshold of $5,000,000 specified in section (a) above must be shown on the entity's most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Common Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Common Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of any of the Common Shares.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of 19 day of August, 2021.

Evanachan Limited
Print Name of Subscriber (or person signing as agent of the Subscriber)
By:	/s/ Robert R. McEwen
Signature
Robert R. McEwen, President
Print Name of Subscriber (or person signing as agent of the Subscriber)

Appendix "A"

TO EXHIBIT A

TO CANADIAN INVESTOR QUESTIONNAIRE
Form 45-106F9

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares at a price of US$10.00 per Common Share.	Issuer: McEwen Copper Inc. (the "Issuer")

Purchased from: The Issuer.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $___________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

•	Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
•	Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
•	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

•	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE ISSUER
5. For more information about this investment
McEwen Copper Inc. 150 King Street West, S. 2800 Toronto, ON M5H 1J9 Attention: Carmen Diges Email: cdiges@mcewenmining.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:
1.	This form does not mandate the use of a specific font size or style but the font must be legible
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser must sign this form. Each of the purchaser and the Issuer or selling security holder must receive a copy of this form signed by the purchaser. The Issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

exhibit "B"
TERM SHEET

International Copper ULC (McEwen Copper Inc.)

Terms and Conditions of Non-Brokered Private Placement Offering

(All amounts shown in United States Currency)

Issuer:

International Copper ULC (to be renamed McEwen Copper Corp.) (the “Company”), a private Alberta company, wholly-owned by McEwen Mining Inc. (MUX: NYSE, TSX).

The Company owns a 100% interest in the development stage Los Azules copper property, located in San Juan Argentina and a 100% interest in the Elder Creek copper exploration property in Nevada.

Offering:	Private placement (the “Offering”) of a minimum of 4,000,000 to and a maximum of 8,000,000 common shares of the Company (the “Shares”), representing up to a 31% equity ownership of the Company post-financing based on a pre-money valuation of USD $175M. A 1.25% NSR would be issued in favour of McEwen Mining Inc. following the closing of the Offering.
Price:	USD $10.00 per common share (the “Share Price”). USD $2 million minimum subscription amount. Lead order of USD $40,000,000 by Rob McEwen, Chief Owner of McEwen Mining Inc. personally.
Size of Offering:	Minimum of USD $40,000,000 to USD $80,000,000.
Liquidity Event:

On or prior to September 30, 2022, the Company will complete an initial public offering (IPO) on a recognized stock exchange in the USA or Canada, or alternatively a sale, merger, business combination or similar transaction whereby investors receive cash and/or securities of another company that are freely tradeable in exchange for their shares of the Company (the “Liquidity Event”).

If the Liquidity Event is not completed by September 30, 2022, investors shall receive an additional one (1) share of the Company for every ten (10) shares purchased in the Offering for no additional consideration.

Use of Proceeds:	The net proceeds of the Offering will be used to: (i) to advance the project towards a pre-feasibility study and improve access to the Los Azules property, (ii) USD $3 million for exploration of the Elder Creek property, and (iii) for general corporate purposes.
Offering Jurisdictions:	The Offering will take place by way of a non-brokered private placement to qualified investors in all the provinces of Canada, excluding Quebec, to Qualified Institutional Buyers (as such term is defined in the United States Securities Act of 1933) in the United States and otherwise in those jurisdictions where the Offering can lawfully be made without subjecting the Company to registration or continuous disclosure requirements in such jurisdictions. Subscribers must be “accredited investors” (as defined in National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”)).
Hold Period:	The Company is not a reporting issuer in any province or territory of Canada. As such, the Shares will not be transferable under the laws of Canada, except pursuant to applicable statutory exemptions, until the date that is four months and a day after the date the Company becomes a reporting issuer in any province or territory of Canada (subject to any control person distribution restrictions) in accordance with National Instrument 45-102 – Resale of Securities.
Commission:	Finder’s fees of up to 5% cash payable to arm’s length finders.

Conditions to be met on Closing:	The Offering shall be conditional upon each purchaser of Shares entering into a shareholder agreement in a form to be determined.
Closing Date:	Closing may be in one or more tranches, with the last to close on September 30, 2021 or such other date or dates as the Company may determine.